UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 2, 2024

RACKSPACE TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39420	81-3369925
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

19122 US Highway 281N, Suite 128
San Antonio, Texas 78258
(Address of principal executive offices, including zip code)

1-800-961-4454
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	RXT	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 2.02.    Results of Operations and Financial Condition.
As previously disclosed, on March 12, 2024, Rackspace Technology, Inc. (together with its subsidiaries, the “Company”) issued a press release announcing its financial results for the fiscal quarter and year ended December 31, 2023 and introducing guidance for the fiscal quarter ending March 31, 2024.

On April 2, 2024, the Company reaffirmed the financial guidance provided by the Company in the previous press release dated March 12, 2024. A copy of the press release was provided in the Company's Current Report on Form 8-K filed on March 12, 2024, and is incorporated herein by reference.

The information contained in this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings, unless expressly incorporated by specific reference in such filing.

The information contained in this Item 2.02 includes statements that are forward-looking and therefore subject to risks and uncertainties. All statements, other than statements of historical fact, included herein are, or could be, “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and are made in reliance on the safe harbor protections provided thereunder. These forward-looking statements relate to anticipated financial performance and other matters. Any forward-looking statement speaks only as of the date on which it is made. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise. Forward-looking statements can be identified by various words such as "reaffirms," “expects,” “intends,” “will,” “anticipates,” “believes,” “confident,” “continue,” “propose,” “seeks,” “could,” “may,” “should,” “estimates,” “forecasts,” “might,” “goals,” “objectives,” “targets,” “planned,” “projects,” and similar expressions. These forward-looking statements are based on management’s current beliefs and assumptions and on information currently available to management. The Company cautions that these statements are subject to risks and uncertainties, many of which are outside of our control, and could cause future events or results to be materially different from those stated or implied, including among others, risk factors that are described in Rackspace Technology, Inc.’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and other filings with the Securities and Exchange Commission, including the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained therein.

Item 2.03.    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As previously disclosed, on March 12, 2024, the Company closed a private debt exchange (the “Private Exchange”) with, among others, holders representing more than 64% of the aggregate principal amount of the then-outstanding 3.50% First-Priority Senior Secured Notes due 2028 (the “Existing Secured Notes”) issued by Rackspace Technology Global, Inc., a wholly owned subsidiary of the Company (the “Existing Issuer”). Pursuant to the Private Exchange, among other things, (i) $331.4 million aggregate principal amount of Existing Secured Notes were exchanged or purchased for cancellation and (ii) $267.3 million aggregate principal amount of new first lien second out secured notes due 2028 (the “New Secured Notes”) were issued by Rackspace Finance, LLC, a new subsidiary of the Company (the “New Issuer”), pursuant to an indenture, dated as of March 12, 2024 (the “New Secured Notes Indenture”), among the New Issuer, the guarantors party thereto and Computershare Trust Company, N.A., as trustee.

As previously disclosed, on March 28, 2024, the Company announced the early tender results of the previously announced public exchange offer (the “Public Notes Exchange”) to eligible holders of the Existing Secured Notes.

On April 2, 2024, the Company closed the early settlement of the Public Notes Exchange, pursuant to which (i) approximately $133.3 million aggregate principal amount of Existing Secured Notes were exchanged or purchased for cancellation and (ii) approximately $93.3 million aggregate principal amount of New Secured Notes were issued by the New Borrower under the New Secured Notes Indenture.

As a result of the Private Exchange and the early settlement of the Public Notes Exchange, over 90% of the approximately $513.7 million aggregate principal amount of the Existing Secured Notes outstanding as of December 31, 2023 were exchanged or purchased for cancellation.

A description of the terms of the New Secured Notes was provided in the Company’s Current Report on Form 8-K filed on March 12, 2024, and is incorporated herein by reference.

This report is for informational purposes only and shall not constitute or form part of any offer or invitation to purchase or sell, or any solicitation of any offer to sell or purchase, notes or any other securities or debt instruments, and neither this report nor any part of it, nor the fact of its release, shall form the basis of, or be relied on or in connection with, any contract therefor. The Public Note Exchange is being made only by and pursuant to the terms and conditions of a confidential exchange offering memorandum that is only being made available to eligible holders of the Existing Secured Notes. The complete terms and conditions of the Public Note Exchange are set forth in such confidential offering memorandum. None of the Company, the Existing Issuer or any of their affiliates takes any position or makes any recommendation as to whether or not eligible holders should participate in the Public Note Exchange.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RACKSPACE TECHNOLOGY, INC.

Date:	April 2, 2024	By:	/s/ Sarah Alexander
Sarah Alexander
Vice President, Deputy General Counsel & Assistant Secretary